                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                  FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 21, 1997


                        PROFFITT'S CREDIT CORPORATION
                        -----------------------------


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Nevada                     333-28811,                86-0852332
      N/A                      333-28811-01                  N/A
     ------                    ------------               ----------
 (State or Other               (Commission              (IRS Employer
 Jurisdiction of               File Number)           Identification No.)
 Incorporation)

                   P.O. Box 20080, Jackson, Mississippi 39289
                   ------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (601) 968-4400
                        ------------------------------
              (Registrant's Telephone Number, including Area Code)

ITEM 5. OTHER EVENTS.

     Pursuant to the Prospectus dated August 14, 1997 filed with Registration Statement No. 333-28811 and 333-28811-01 on Form S-3, the Proffitt's Credit Card Master Trust issued on August 21, 1997 $180,000,000 6.50% Class A Certificates, Series 1997-2 and $20,000,000 6.69% Class B Certificates, Series 1997-2 (collectively, the "Certificates").

     The net proceeds from the sale of the Certificates are estimated to be approximately $220,185,000. The net proceeds will be used to repay outstanding borrowings and to terminate the Company's previous securitization arrangement with an asset-backed commercial paper conduit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

      (c)   Exhibits.

            The following exhibits are filed herewith:

      Exhibit No.       Description

      99.1 Underwriting Agreement dated as of August 14, 1997 by and among Proffitt's Credit Corporation and NationsBanc Capital Markets, Inc. as
                        Representative of the Several Underwriters

      99.2 Master Pooling and Servicing Agreement dated as of August 21, 1997 among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

      99.3 Series 1997-2 Supplement to the Master Pooling and Servicing Agreement dated as of August 21, 1997 among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROFFITT'S CREDIT CORPORATION
                                             (REGISTRANT)



                                             /s/ Douglas E. Coltharp
                                             -----------------------------------
                                             Douglas E. Coltharp
                                             President


Date:  September 23, 1997

                               INDEX TO EXHIBITS
                               -----------------

        Exhibit
        -------
          99.1      Underwriting Agreement dated as of August 14, 1997 by and
                    among Proffitt's Credit Corporation and NationsBanc Capital
                    Markets, Inc., as Representative of the Several
                    Underwriters

          99.2      Master Pooling and Servicing Agreement dated as of August
                    21, 1997 among Proffitt's Credit Corporation, as
                    Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank
                    Minnesota, National Association, as Trustee

          99.3      Series 1997-2 Supplement to the Master Pooling and
                    Servicing Agreement dated as of August 21, 1997 among
                    Proffitt's Credit Corporation, as Transferor, Proffitt's,
                    Inc., as Servicer, and Norwest Bank Minnesota, National
                    Association, as Trustee